                                                                   Exhibit 10.29

                                MULTIFAMILY NOTE

US $38,400,000

                                                               December 29, 2003

      FOR VALUE RECEIVED, the undersigned ("BORROWER") jointly and severally (if more than one) promises to pay to the order of RED MORTGAGE CAPITAL, INC., an Ohio corporation, the principal sum of Thirty Eight Million Four Hundred Thousand and 00/100 Dollars (US $38,400,00.00), with interest accruing on the unpaid principal balance from the date of disbursement until fully paid at the annual rate of Six and 24/100 percent (6.24%).

      1. DEFINED TERMS. As used in this Note, (i) the term "LENDER" means the holder of this Note, (ii) the term "INDEBTEDNESS" means the principal of, interest on, or any other amounts due at any time under, this Note, the Security Instrument or any other Loan Document, including prepayment premiums, late charges, default interest, and advances to protect the security of the Security Instrument under Section 12 of the Security Instrument, and (iii) a "BUSINESS DAY" means any day other than a Saturday, Sunday or any other day on which Lender is not open for business. Event of Default, Key Principal and other capitalized terms used but not defined in this Note shall have the meanings given to such terms in the Security Instrument (as defined in Paragraph 5).

      2. ADDRESS FOR PAYMENT. All payments due under this Note shall be payable at Two Miranova Place, 12th Floor, Columbus, OH 43215, Attention: Servicing, or such other place as may be designated by written notice to Borrower from or on behalf of Lender.

      3. PAYMENT OF PRINCIPAL AND INTEREST. Principal and interest shall be paid as follows:

      (a) Unless disbursement of principal is made by Lender to Borrower on the first day of the month, interest for the period beginning on the date of disbursement and ending on and including the last day of the month in which such disbursement is made shall be payable simultaneously with the execution of this Note.

      (b) Interest under this Note shall be computed on the basis of (check one only):

            |X|   a 360-day year consisting of twelve 30-day months.

            | | a 360-day year. The amount of each monthly payment made by Borrower pursuant to Paragraph 3(c) below that is allocated to interest will be based on the actual number of calendar days during such month and shall be calculated by multiplying the unpaid principal balance of this Note by the per annum interest rate, dividing the product by 360 and multiplying the quotient by the actual number of days elapsed during the month. Borrower understands that the amount allocated to interest for each month will vary depending on the actual number of calendar days during such month.

      (c) Consecutive monthly installments of principal and interest, each in the amount of TWO HUNDRED FIFTY THREE THOUSAND SEVENTY FIVE AND 73/100 Dollars (US $253,075.73), shall be payable on the first day of each month beginning on February 1, 2004, until the entire unpaid principal balance evidenced by this
Note is fully paid. Any accrued interest remaining past due for 30 days or more shall be added to and become part of the unpaid principal balance and shall bear interest at the rate or rates specified in this Note, and any reference below to "accrued interest" shall refer to accrued


FANNIE MAE MULTIFAMILY NOTE - TEXAS     FORM 4144         04/03           Page 1
interest which has not become part of the unpaid principal balance. Any remaining principal and interest shall be due and payable on January 1, 2014 or on any earlier date on which the unpaid principal balance of this Note becomes due and payable, by acceleration or otherwise (the "MATURITY DATE"). The unpaid principal balance shall continue to bear interest after the Maturity Date at the Default Rate set forth in this Note until and including the date on which it is paid in full.

      (d) Any regularly scheduled monthly installment of principal and interest that is received by Lender before the date it is due shall be deemed to have been received on the due date solely for the purpose of calculating interest due.

      4. APPLICATION OF PAYMENTS. If at any time Lender receives, from Borrower or otherwise, any amount applicable to the Indebtedness which is less than all amounts due and payable at such time, Lender may apply that payment to amounts then due and payable in any manner and in any order determined by Lender, in Lender's discretion. Borrower agrees that neither Lender's acceptance of a payment from Borrower in an amount that is less than all amounts then due and payable nor Lender's application of such payment shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction.

      5. SECURITY. The Indebtedness is secured, among other things, by a Multifamily Deed of Trust, Assignment of Rents and Security Agreement and Fixture Filing dated as of the date of this Note (the "SECURITY INSTRUMENT"), and reference is made to the Security Instrument for other rights of Lender concerning the collateral for the Indebtedness.

      6. ACCELERATION. If an Event of Default has occurred and is continuing, the entire unpaid principal balance, any accrued interest, the prepayment premium payable under Paragraph 10, if any, and all other amounts payable under this Note and any other Loan Document shall at once become due and payable, at the option of Lender, without any prior notice to Borrower. Lender may exercise this option to accelerate regardless of any prior forbearance.

      7. LATE CHARGE. If any monthly installment due hereunder is not received by Lender on or before the 10th day of each month or if any other amount payable under this Note or under the Security Instrument or any other Loan Document is not received by Lender within 10 days after the date such amount is due, counting from and including the date such amount is due, Borrower shall pay to Lender, immediately and without demand by Lender, a late charge equal to 5 percent of such monthly installment or other amount due. Borrower acknowledges that its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the loan evidenced by this Note (the "LOAN"), and that it is extremely difficult and impractical to determine those additional expenses. Borrower agrees that the late charge payable pursuant to this Paragraph represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional expenses Lender will incur by reason of such late payment. The late charge is payable in addition to, and not in lieu of, any interest payable at the Default Rate pursuant to Paragraph 8.

      8. DEFAULT RATE. So long as any monthly installment or any other payment due under this Note remains past due for 30 days or more, interest under this Note shall accrue on the unpaid principal balance from the earlier of the due date of the first unpaid monthly installment or other payment due, as applicable, at a rate (the "DEFAULT RATE") equal to the lesser of 4 percentage points above the rate stated in the first paragraph of this Note or the maximum interest rate which may be collected from Borrower under applicable law. If the unpaid principal balance and all accrued interest are not paid in full on the Maturity Date, the unpaid principal balance and all accrued interest shall bear interest from the Maturity Date at the Default Rate. Borrower also acknowledges that its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the Loan, that, during the time that any


FANNIE MAE MULTIFAMILY NOTE - TEXAS     FORM 4144         04/03           Page 2
monthly installment or other payment under this Note is delinquent for more than 30 days, Lender will incur additional costs and expenses arising from its loss of the use of the money due and from the adverse impact on Lender's ability to meet its other obligations and to take advantage of other investment opportunities, and that it is extremely difficult and impractical to determine those additional costs and expenses. Borrower also acknowledges that, during the time that any monthly installment or other payment due under this Note is delinquent for more than 30 days, Lender's risk of nonpayment of this Note will be materially increased and Lender is entitled to be compensated for such increased risk. Borrower agrees that the increase in the rate of interest payable under this Note to the Default Rate represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional costs and expenses Lender will incur by reason of the Borrower's delinquent payment and the additional compensation Lender is entitled to receive for the increased risks of nonpayment associated with a delinquent loan.

      9. LIMITS ON PERSONAL LIABILITY.

      (a) Except as otherwise provided in this Paragraph 9, Borrower shall have no personal liability under this Note, the Security Instrument or any other Loan Document for the repayment of the Indebtedness or for the performance of any other obligations of Borrower under the Loan Documents, and Lender's only recourse for the satisfaction of the Indebtedness and the performance of such obligations shall be Lender's exercise of its rights and remedies with respect to the Mortgaged Property and any other collateral held by Lender as security for the Indebtedness. This limitation on Borrower's liability shall not limit or impair Lender's enforcement of its rights against any guarantor of the Indebtedness or any guarantor of any obligations of Borrower.

      (b) Borrower shall be personally liable to Lender for the repayment of a portion of the Indebtedness equal to any loss or damage suffered by Lender as a result of (1) failure of Borrower to pay to Lender upon demand after an Event of Default, all Rents to which Lender is entitled under Section 3(a) of the Security Instrument and the amount of all security deposits collected by Borrower from tenants then in residence; (2) failure of Borrower to apply all insurance proceeds and condemnation proceeds as required by the Security Instrument; (3) failure of Borrower to comply with Section 14(d) or (e) of the Security Instrument relating to the delivery of books and records, statements, schedules and reports; (4) fraud or written material misrepresentation by Borrower, Key Principal or any officer, director, partner, member or employee of Borrower in connection with the application for or creation of the Indebtedness or any request for any action or consent by Lender; or (5) failure to apply Rents, first, to the payment of reasonable operating expenses (other than Property management fees that are not currently payable pursuant to the terms of an Assignment of Management Agreement or any other agreement with Lender executed in connection with the Loan) and then to amounts ("DEBT SERVICE AMOUNTS") payable under this Note, the Security Instrument or any other Loan Document (except that Borrower will not be personally liable (i) to the extent that Borrower lacks the legal right to direct the disbursement of such sums because of a bankruptcy, receivership or similar judicial proceeding, or (ii) with respect to Rents that are distributed in any calendar year if Borrower has paid all operating expenses and Debt Service Amounts for that calendar year).

      (c) Borrower shall become personally liable to Lender for the repayment of all of the Indebtedness upon the occurrence of any of the following Events of
Default: (1) Borrower's acquisition of any property or operation of any business not permitted by Section 33 of the Security Instrument; or (2) a Transfer that is an Event of Default under Section 21 of the Security Instrument.

      (d) To the extent that Borrower has personal liability under this Paragraph 9, Lender may exercise its rights against Borrower personally without regard to whether Lender has exercised any rights against the Mortgaged Property or any other security, or pursued any rights against any guarantor, or


FANNIE MAE MULTIFAMILY NOTE - TEXAS     FORM 4144         04/03           Page 3
pursued any other rights available to Lender under this Note, the Security Instrument, any other Loan Document or applicable law. For purposes of this Paragraph 9, the term "MORTGAGED PROPERTY" shall not include any funds that (1) have been applied by Borrower as required or permitted by the Security Instrument prior to the occurrence of an Event of Default, or (2) Borrower was unable to apply as required or permitted by the Security Instrument because of a bankruptcy, receivership, or similar judicial proceeding.

      10. VOLUNTARY AND INVOLUNTARY PREPAYMENTS.

      (a) A prepayment premium shall be payable in connection with any prepayment made under this Note as provided below:

            (1) Borrower may voluntarily prepay all (but not less than all) of the unpaid principal balance of this Note only on the last calendar day of a calendar month and only if Borrower has complied with all of the following:

                  (i) Borrower must give Lender at least 30 days, but not more than 60 days, prior written notice of its intention to make such prepayment (the "Prepayment Notice").

                  (ii) The Prepayment Notice shall be addressed to Lender and shall include, at a minimum, the date upon which Borrower intends to make the prepayment (the "Intended Prepayment Date"). Borrower acknowledges that the Lender is not required to accept any voluntary prepayment of this Note on any day other than the last calendar day of a calendar month. If the last calendar day of a calendar month is not a Business Day, then the Borrower must make the payment on the Business Day immediately preceding the last calendar day of a calendar month. For all purposes, including the accrual of interest and the calculation of the prepayment premium, any prepayment received by Lender on any day other than the last calendar day of a calendar month shall be deemed to have been received on the last calendar day of the month in which such prepayment occurs.

                  (iii) Any prepayment shall be made by paying (A) the amount of principal being prepaid, (B) all accrued interest, (C) all other sums due Lender at the time of such prepayment, and (D) the prepayment premium calculated pursuant to Schedule A.

                  (iv) If, for any reason, Borrower fails to prepay this Note within five (5) Business Days after the Intended Prepayment Date, then Lender shall have the right, but not the obligation, to recalculate the prepayment premium based upon the Yield Rate as reported in The Wall Street Journal on the twenty-fifth Business Day preceding the delayed intended Prepayment Date and to make such calculation as described in Schedule A attached hereto. Notwithstanding the foregoing, if the delayed prepayment occurs in a month other than the month stated in the original Prepayment Notice, then Lender shall (a) have the right, but not the obligation, to recalculate the prepayment premium based upon the Yield Rate as reported in The Wall Street Journal on the twenty-fifth Business Day preceding the delayed Intended Prepayment Date and to make such


FANNIE MAE MULTIFAMILY NOTE - TEXAS     FORM 4144         04/03           Page 4
                        calculation as described in Schedule A attached hereto and (h) recalculate the amount of interest payable. In either instance, for purposes of recalculation, such new prepayment date shall be deemed the "Intended Prepayment Date."

            (2) Upon Lender's exercise of any right of acceleration under this Note, Borrower shall pay to Lender, in addition to the entire unpaid principal balance of this Note outstanding at the time of the acceleration, (A) all accrued interest and all other sums due Lender under this Note and the other Loan Documents, and (B) the prepayment premium calculated pursuant to Schedule A.

            (3) Any application by Lender of any collateral or other security to the repayment of any portion of the unpaid principal balance of this Note prior to the Maturity Date and in the absence of acceleration shall be deemed to be a partial prepayment by Borrower, requiring the payment to Lender by Borrower of a prepayment premium.

      (b) Notwithstanding the provisions of Paragraph 10(a), no prepayment premium shall be payable with respect to any prepayment occurring as a result of the application of any insurance proceeds or condemnation award under the Security Instrument or as provided in subparagraph (c) of Schedule A.

      (c) Schedule A is hereby incorporated by reference into this Note.

      (d) Any required prepayment of less than the entire unpaid principal balance of this Note shall not extend or postpone the due date of any subsequent monthly installments or change the amount of such installments, unless Lender agrees otherwise in writing.

      (e) Borrower recognizes that any prepayment of the unpaid principal balance of this Note, whether voluntary or involuntary or resulting from a default by Borrower, will result in Lender's incurring loss, including reinvestment loss, additional expense and frustration or impairment of Lender's ability to meet its commitments to third parties. Borrower agrees to pay to Lender upon demand damages for the detriment caused by any prepayment, and agrees that it is extremely difficult and impractical to ascertain the extent of such damages. Borrower therefore acknowledges and agrees that the formula for calculating prepayment premiums set forth on Schedule A represents a reasonable estimate of the damages Lender will incur because of a prepayment.

      (f) Borrower further acknowledges that the prepayment premium provisions of this Note are a material part of the consideration for the loan evidenced by this Note, and acknowledges that the terms of this Note are in other respects more favorable to Borrower as a result of the Borrower's voluntary agreement to the prepayment premium provisions.

      11. COSTS AND EXPENSES. Borrower shall pay on demand all expenses and costs, including fees and out-of-pocket expenses of attorneys and expert witnesses and costs of investigation, incurred by Lender as a result of any default under this Note or in connection with efforts to collect any amount due under this Note, or to enforce the provisions of any of the other Loan Documents, including those incurred in post-judgment collection efforts and in any bankruptcy proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding) or judicial or non-judicial foreclosure proceeding.

      12. FORBEARANCE. Any forbearance by Lender in exercising any right or remedy under this Note, the Security Instrument, or any other Loan Document or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of that or any other right or remedy. The acceptance by


FANNIE MAE MULTIFAMILY NOTE - TEXAS     FORM 4144         04/03           Page 5

Lender of any payment after the due date of such payment, or in an amount which is less than the required payment, shall not be a waiver of Lender's right to require prompt payment when due of all other payments or to exercise any right or remedy with respect to any failure to make prompt payment. Enforcement by Lender of any security for Borrower's obligations under this Note shall not constitute an election by Lender of remedies so as to preclude the exercise of any other right or remedy available to Lender.

      13. WAIVERS. Presentment, demand, notice of dishonor, protest, notice of acceleration, notice of intent to demand or accelerate payment or maturity, presentment for payment, notice of nonpayment, grace, and diligence in collecting the Indebtedness are waived by Borrower, Key Principal, and all endorsers and guarantors of this Note and all other third party obligors.

      14. LOAN CHARGES. Borrower and Lender intend at all times to comply with the law of the State of Texas governing the maximum rate or amount of interest payable on or in connection with this Note and the Indebtedness (or applicable United States federal law to the extent that it permits Lender to contract for, charge, take, reserve or receive a greater amount of interest than under Texas law). If the applicable law is ever judicially interpreted so as to render usurious any amount payable under this Note or under any other Loan Document, or contracted for, charged, taken, reserved or received with respect to the Indebtedness, or of acceleration of the maturity of this Note, or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by any applicable law, then Borrower and Lender expressly intend that all excess amounts collected by Lender shall be applied to reduce the unpaid principal balance of this Note (or, if this Note has been or would thereby be paid in full, shall be refunded to Borrower), and the provisions of this Note, the Security Instrument and any other Loan Documents immediately shall be deemed reformed and the amounts thereafter collectible under this Note or any other Loan Document reduced, without the necessity of the execution of any new documents, so at to comply with any applicable law, but so as to permit the recovery of the fullest amount otherwise payable under this Note or any other Loan Document. The right to accelerate the maturity of this Note does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Lender does not intend to collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of the Indebtedness shall, to the extent permitted by any applicable law, be amortized, prorated, allocated and spread throughout the full term of the Indebtedness until payment in full so that the rate or amount of interest on account of the Indebtedness does not exceed the applicable usury ceiling. Notwithstanding any provision contained in this Note, the Security Instrument or any other Loan Document that permits the compounding of interest, including any provision by which any accrued interest is added to the principal amount of this Note, the total amount of interest that Borrower is obligated to pay and Lender is entitled to receive with respect to the Indebtedness shall not exceed the amount calculated on a simple (i.e. noncompounded) interest basis at the maximum rate on principal amounts actually advanced to or for the account of Borrower, including all current and prior advances and any advances made pursuant to the Security Instrument or other Loan Documents (such as for the payment of taxes, insurance premiums and similar expenses or costs).

      15. COMMERCIAL PURPOSE. Borrower represents that the Indebtedness is being incurred by Borrower solely for the purpose of carrying on a business or commercial enterprise, and not for personal, family or household purposes.

      16. COUNTING OF DAYS. Except where otherwise specifically provided, any reference in this Note to a period of "days" means calendar days, not Business Days.

      17. GOVERNING LAW. This Note shall be governed by the law of the jurisdiction in which the Land is located.


FANNIE MAE MULTIFAMILY NOTE - TEXAS     FORM 4144         04/03           Page 6

      18. CAPTIONS. The captions of the paragraphs of this Note are for convenience only and shall be disregarded in construing this Note.

      19. NOTICES. All notices, demands and other communications required or permitted to be given by Lender to Borrower pursuant to this Note shall be given in accordance with Section 31 of the Security Instrument.

      20. CONSENT TO JURISDICTION AND VENUE. Borrower and Key Principal each agrees that any controversy arising under or in relation to this Note shall be litigated exclusively in the jurisdiction in which the Land is located (the "PROPERTY JURISDICTION"). The state and federal courts and authorities with jurisdiction in the Property Jurisdiction shall have exclusive jurisdiction over all controversies which shall arise under or in relation to this Note. Borrower and Key Principal each irrevocably consents to service, jurisdiction, and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise.

      21. WAIVER OF TRIAL BY JURY. BORROWER, KEY PRINCIPAL AND LENDER EACH (A) AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS NOTE OR THE RELATIONSHIP BETWEEN THE PARTIES AS LENDER, KEY PRINCIPAL AND BORROWER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.


FANNIE MAE MULTIFAMILY NOTE - TEXAS     FORM 4144         04/03           Page 7

      ATTACHED SCHEDULES. THE FOLLOWING SCHEDULES ARE ATTACHED TO THIS NOTE:

      |X|   SCHEDULE A PREPAYMENT PREMIUM (REQUIRED)

      |X|   SCHEDULE B-1 MODIFICATIONS TO MULTIFAMILY NOTE (SENIORS HOUSING)

      |X|   SCHEDULE B-2 MODIFICATIONS TO MULTIFAMILY NOTE (BORROWER REQUESTED)

      |X|   SCHEDULE C PRINCIPAL ALLOCATION

      IN WITNESS WHEREOF, Borrower has signed and delivered this Note or has caused this Note to be signed and delivered by its duly authorized representative.

                                       BORROWER:

                                       TEXAS ALC PARTNERS, L.P.,

                                       By: Texas ALC, Inc.
                                           Its General Partner

                                           By: /s/ Matthew G. Patrick
                                              ----------------------------------
                                              Name: Matthew G. Patrick
                                              Its: Sr. VP, CFO and Treasurer

                                       Borrower's Employer ID Number: 74-2785808

                                       ALC PROPERTIES, INC.,
                                       a Nevada corporation

                                           By: /s/ Matthew G. Patrick
                                              ----------------------------------
                                              Name: Matthew G. Patrick
                                              Its: Sr. VP, CFO and Treasurer

                                       Borrower's Employer ID Number: 75-3137378

Fannie Mae Commitment Number: 996835


FANNIE MAE MULTIFAMILY NOTE - TEXAS     FORM 4144         04/03           Page 8

                                       Pay to the order of Fannie Mae, without
                                       recourse.

                                       LENDER:

                                       RED MORTGAGE CAPITAL, INC.,
                                       an Ohio corporation

                                       By: /s/ Craig S. Jones
                                          --------------------------------------
                                          Name: Craig S. Jones
                                          Title: Sr. Managing Director

Fannie Mae Commitment Number: 996835


FANNIE MAE MULTIFAMILY NOTE - TEXAS     FORM 4144         04/03           Page 9

                                   SCHEDULE A

                               PREPAYMENT PREMIUM

Any prepayment premium payable under Paragraph 10 of this Note shall be computed as follows:

(a) If the prepayment is made at any time before the last calendar day of June, 2013 ("YIELD MAINTENANCE PERIOD END DATE") the prepayment premium shall be the greater of:

            (i)   1% of the amount of principal being prepaid; or

            (ii)  The product obtained by multiplying:

                  (A)   the amount of principal being prepaid,

                  by

                  (B) the difference obtained by subtracting from the interest rate on this Note the yield rate (the "YIELD RATE") on the 4.25% U.S. Treasury Security due August 2013 (the "SPECIFIED U.S. TREASURY SECURITY"), as the Yield Rate is reported in The Wall Street Journal on the twenty-fifth Business Day preceding (x) the Intended Prepayment Date, or (y) the date Lender accelerates the Loan or otherwise accepts a prepayment pursuant to Paragraph 10(a)(3) of this Note, by

                  (C) the present value factor calculated using the following formula:

                        1-(1+r)-n/12
                        ------------
                              r

                        [r =  Yield Rate

                        n = the number of months remaining between (1) either of the following: (x) in the case of a voluntary prepayment, the last calendar day of the calendar month during which the prepayment is made, or (y) in any other case, the date on which Lender accelerates the unpaid principal balance of this Note and (2) the Yield Maintenance Period End Date]


FANNIE MAE MULTIFAMILY NOTE - TEXAS     FORM 4144         04/03         Page A-1

                        In the event that no Yield Rate is published for the Specified U.S. Treasury Security, then the nearest equivalent U.S. Treasury Security shall be selected at Lender's discretion. If the publication of such Yield Rates in The Wall Street Journal is discontinued, Lender shall determine such Yield Rates from another source selected by Lender.

(b) If the prepayment is made on or after the Yield Maintenance Period End Date but before the last calendar day of the 4th month prior to the month in which the Maturity Date occurs, the prepayment premium shall be 1% of the amount of principal being prepaid.

(c) Notwithstanding the provisions of Paragraph 10(a) of this Note, no prepayment premium shall be payable with respect to any prepayment made on or after the last calendar day of the 4th month prior to the month in which the Maturity Date occurs.

                                        BORROWER'S INITIALS: [illegible]
                                                            ------------

                                        BORROWER'S INITIALS: [illegible]
                                                            ------------


FANNIE MAE MULTIFAMILY NOTE - TEXAS     FORM 4144         04/03         Page A-2

                                  SCHEDULE B-1

                        MODIFICATIONS TO MULTIFAMILY NOTE

                                (SENIORS HOUSING)

      The following modifications are made to the text of the Note that precedes this Schedule:

      1. Section 9(b)(3) of the Note is hereby amended to read as follows:

      "Failure of Borrower to comply with Sections 14(d), 14(e), or 14(g) of the Security Instruments relating to the delivery of books and records, statements, schedules, and reports."

      2. Section 9(b) of the Note is hereby amended to delete the word "or" immediately preceding paragraph (5) thereof and to insert a semi-colon in lieu of the period and the word "or", and add the following paragraph (6) at the end thereof:

      "or (6) Borrower's failure to renew, continue, extend, or maintain all permits, licenses or other certificates or other approvals required to legally operate the Mortgaged Property as a Seniors Housing Facility, as defined in the Security Instruments."

      3. All capitalized terms used in this Schedule not specifically defined herein shall have the meanings set forth in the text of the Note that precedes this Schedule.

                                        BORROWER'S INITIALS: [illegible]
                                                            ------------

                                        BORROWER'S INITIALS: [illegible]
                                                            ------------


FANNIE MAE MULTIFAMILY NOTE - TEXAS     FORM 4144         04/03       Page B-1-1

                                  SCHEDULE B-2

                        MODIFICATIONS TO MULTIFAMILY NOTE

                              (BORROWER REQUESTED)

      The following modifications are made to the text of the Note that precedes this Schedule:

      1. Section 5 is hereby deleted in its entirety and the following is inserted in lieu thereof:

      "5. SECURITY. The indebtedness is secured, among other things, by those certain Multifamily Deeds of Trust and Mortgages dated as of the date of this Note (the "SECURITY INSTRUMENTS"), and reference is made to the Security Instruments for other rights of Lender concerning the collateral for the indebtedness."

      2. Section 9(b)(l) of the Note is amended by adding the phrase "and during the continuance of" after the word "after" and before the words "an Event of Default".

      3. The first sentence of Section 10(a)(l) is hereby deleted and the following sentence is inserted in lieu thereof:

      "Borrower may voluntarily prepay all or an allocated portion, based on the allocation percentages identified on Schedule C attached hereto and incorporated by reference, of the unpaid principal balance of this Note only on the last calendar day of a calendar month and only if Borrower (i) has complied with the release provisions contained in the Security Instruments with respect to a prepayment of an allocated portion of the unpaid principal balance of this Note, and (ii) has complied with ail of the following:"

      4. The last sentence of Section 12 is amended by adding the phrase "Except as otherwise prohibited by law," at the beginning thereof.

      5. Section 13 is amended by adding the phrase "Except as expressly set forth herein or in any Loan Document," at the beginning thereof.

      6. Section 17 is hereby deleted in its entirety and the following is inserted in lieu thereof:

      "17. GOVERNING LAW. This Note shall be governed by the law of the State of Texas."

      7. Section 20 of the Note is hereby deleted in its entirety and the following is inserted in lieu thereof:

      "Borrower and Key Principal each agrees that any controversy arising under or in relation to this Note shall be litigated exclusively in the State of Texas (the "JURISDICTION"). The state and federal courts and authorities with jurisdiction in the Jurisdiction shall have exclusive jurisdiction over all


LEASEHOLD MORTGAGE LOAN MODIFICATIONS TO MULTIFAMILY NOTE   FORM 4180   11/01
                                                                      Page B-2-1
      controversies which shall arise under or in relation to this Note. Borrower and Key Principal each irrevocably consents to service, jurisdiction, and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise."

      8. All capitalized terms used in this Schedule not specifically defined herein shall have the meanings set forth in the text of the Note that precedes this Schedule.

                                        BORROWER'S INITIALS: [illegible]
                                                            ------------

                                        BORROWER'S INITIALS: [illegible]
                                                            ------------


LEASEHOLD MORTGAGE LOAN MODIFICATIONS TO MULTIFAMILY NOTE   FORM 4180   11/01
                                                                      Page B-2-2

                                   SCHEDULE C

                              PRINCIPAL ALLOCATION

      As of the date of the Note, the obligations evidenced by the Note are secured by Security Instruments encumbering 24 separate Mortgaged Properties. For purposes of determining the principal amount with respect to a particular Mortgaged Property, Lender has allocated the Loan based on the following percentages:

             Mortgaged Property                  Allocated Percentage
             ------------------                  --------------------

1.           Addison House                               5%
2.           Bliss House                                 4%
3.           Cottonwood House                            5%
4.           Lynd House                                  3%
5.           Barnes House                                7%
6.           Goldfinch House                             7%
7.           Chaparelle House                            4%
8.           Grace House                                 4%
9.           Hammond House                               4%
10.          Hitchcock House                             3%
11.          Savannah House                              4%
12.          Cameron House                               2%
13.          Copper Hills House                          7%
14.          Azalea House                                2%
15.          Chisholm House                              4%
16.          Conner House                                3%
17.          Hickory House                               3%
1s.          Hoyt House                                  3%
19.          Marcy House                                 4%
20.          Russ House                                  3%
21.          Sabine                                      3%
22.          Sante Fe                                    4%
23.          Terrebonne House                            6%
24.          Wheeler                                     6%

                                                   100.000%

      The allocated principal amount for a particular Mortgaged Property shall be equal to the unpaid principal balance of the Note multiplied by the allocated percentage for such Mortgaged Property

                                        BORROWER'S INITIALS: [illegible]
                                                            ------------

                                        BORROWER'S INITIALS: [illegible]
                                                            ------------


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